                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY




                                    SUBLEASE



         THIS SUBLEASE, dated as of August 25, 1998, is made by and between DISCOVERY LABORATORIES, INC., a corporation having an address at 3359 Durham Road, Doylestown, Pennsylvania 18901, as sublessor ("Sublessor") and MILAN ENTERTAINMENT, INC., a corporation having an address at 1540 Broadway, New York, New York 10036, ENTERTAINMENT MANAGEMENT GROUP, INC., having an address at 405 Park Avenue, Suite 1905, New York, New York 10022 and TOBIAS PIENIEK P.C. having an address at 1540 Broadway, New York, New York 10036, as sublessees (collectively, the "Sublessees" and each a "Sublessee").

         WHEREAS, Sublessor is presently the tenant under an Agreement of Lease dated as of May 29, 1997 (the "Master Lease," Sublessor represents that a true copy of the Master Lease is attached hereto as Exhibit A) between 509 Madison Avenue Associates, a California limited partnership, as landlord (the "Lessor") and Sublessor in connection with the space located at 509 Madison Avenue, Suite 1406, New York, New York (the "Premises").

         WHEREAS, Sublessor desires to lease the Premises to Sublessees and Sublessees desire to lease the Premises from the Sublessor in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and conditions set forth herein, the parties agree as follows:


         SECTION 1. LEASE OF THE PREMISES. Subject to the consent of the Lessor and the terms and conditions set forth in this Sublease, Sublessor hereby agrees to sublease the Premises as is to Sublessees on the terms and conditions set forth in this Sublease and Sublessees each hereby agrees to sublease from the Sublessor the Premises as is.

         SECTION 2. TERM. The Term of this Sublease shall commence on September 1, 1998 (the "Commencement Date") and end on June 30, 2000 ("Termination Date"), unless otherwise sooner terminated in accordance with the provisions of this Sublease. Possession of the Premises, vacant, broom-clean and free of Sublessor's property, shall be delivered to Sublessees on the commencement of the Term. In the event the Term commences on a date other than the Commencement Date, Sublessor and Sublessees shall execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises ("Possession") shall be delivered to Sublessees on the commencement of the Term. If for any reason Sublessor does not deliver Possession to Sublessees on the commencement of the Term, Sublessor shall not be subject to any liability for such failure, the Termination Date shall not be extended by the delay, and the validity of this Sublease shall not be impaired, but Rent shall abate until delivery of Possession. Notwithstanding the foregoing, if Sublessor has not delivered Possession to Sublessees within sixty
(60) days after the Commencement Date, then at any time thereafter and before delivery of Possession, Sublessees may give written notice to Sublessor of Sublessees' intention to cancel this Sublease. Said notice shall set forth an effective date for such cancellation which shall be at least ten (10) days after delivery of said notice to Sublessor. If Sublessor delivers Possession to Sublessees on or before such effective date, this Sublease shall remain in full force and effect. If Sublessor fails to deliver Possession to Sublessees on or before such effective date, this Sublease shall be cancelled, in which case all consideration previously paid by Sublessees to Sublessor on account of this Sublease shall be returned to Sublessee, this Sublease shall thereafter be of no further force or effect, and Sublessor shall have no further liability to Sublessees on account of such delay or cancellation. If Sublessor permits Sublessees to take Possession prior to the commencement of the Term, such early Possession shall not advance the Termination Date and shall be subject to the provisions of this Sublease, including without limitation the payment of Rent (as such term is defined below).

         SECTION 3. AGREEMENT OF SUBLESSOR. Sublessor represents, warrants, covenants and conditions to Sublessees the following:

                  (a) Sublessor represents and warrants that it is a corporation duly organized and validly existing under the laws of the State of Delaware, with full power and authority to consummate the transactions contemplated herein.

                  (b) Sublessor represents and warrants that there are no actions, suits or proceedings pending or, to the knowledge of Sublessor, threatened against or affecting it, before or by any governmental authority which if adversely determined would materially and adversely affect the Sublessor or impair the ability of Sublessor to execute, deliver and perform its obligations under this Sublease. Sublessor further represents and warrants that it is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

                  (c) Sublessor represents and warrants that it is not a party to, or bound by, any agreement (oral or written) that restricts or interferes with its ability to enter into and fully perform its obligations under this Sublease.

                  (d) Sublessor warrants and represents to Sublessees that the Master Lease has not been amended or modified, that Sublessor is not now, and as of the commencement of the Term hereof will not be, in default or breach of any of the provisions of the Master Lease, that Sublessor has no knowledge of any claim by Lessor that Sublessor is in default or breach of any of the provisions of the Master Lease; and that Sublessor is not aware of any default by Lessor under the Master Lease.

                  (e) Subject to the terms and conditions of this Sublease and the Master Lease and so long as no Sublessee shall be in default or in breach of the Sublease beyond any applicable notice and/or cure period, neither Sublessor nor anyone claiming by or through Sublessor shall interfere with Sublessees' quiet enjoyment and use of the Premises during the term of this Sublease.

                  (f) Subject to the terms and conditions of the Master Lease and so long as no Sublessee shall be in default or in breach of the Sublease beyond any applicable notice and/or cure period, Sublessor shall not commit any actions to restrict Sublessees' right to use and occupy the Premises twenty four hours a day, seven days a week.

                  (g) Subject to the terms and conditions of the Master Lease and so long as no Sublessee shall be in default or in breach of the Sublease beyond any applicable notice and/or cure period, Sublessor shall use reasonable efforts to cause the Lessor to provide the building directory listings to the benefit of Sublessees in accordance with Section 66 of the Master Lease.


         SECTION 4. AGREEMENT OF SUBLESSEES. Each Sublessee represents, warrants, covenants and conditions to Sublessor as to itself the following:

                  (a) Each Sublessee represents and warrants as to itself that it is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation, with full power and authority to consummate the transactions contemplated herein.

                  (b) Each Sublessee represents and warrants as to itself that there are no actions, suits or proceedings pending or, to the knowledge of such Sublessee, threatened against or affecting it, before or by any governmental authority which if adversely determined would materially and adversely affect such Sublessee or impair the ability of such Sublessee to execute, deliver and perform its obligations under this Sublease. Each Sublessee further represents and warrants as to itself that it is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

                  (c) Each Sublessee represents and warrants as to itself that it is not a party to, or bound by, any agreement (oral or written) that restricts or interferes with its ability to enter into and fully perform its obligations under this Sublease.

                  (d) Each Sublessee represents and warrants as to itself that it has reviewed the Master Lease and is familiar with all of the terms and conditions set forth therein. Each Sublessee agrees and acknowledges that all applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if the Sublessees were the lessee thereunder except for Sections 24, 37, 38, the second paragraph of Article 40, 42 (except as otherwise set forth in this Sublease), 43, 49, 70, 73 and 74.

                  (e) The obligations of Sublessees to pay Rent hereunder will be a direct and unconditional, joint and several general obligation of each Sublessee, and will rank in right of payment at least pari passu with all unsecured and unsubordinated debt of each Sublessee, whether now or hereafter outstanding, subject to any bankruptcy, insolvency, reorganization or similar law.

                  (f) In the event of a default under the Master Lease of all or any portion of the Premises which results in the termination of the Master Lease, or if the Lessor under the Master Lease shall exercise any right to cancel or terminate such underlying lease, each Sublessee shall, at the option of the Lessor under the Master Lease, attorn to and recognize such lessor as "landlord" hereunder and shall, promptly upon the Lessor's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. Each Sublessee hereunder hereby waives all rights under present or future law to elect, by reason of the termination of the Master Lease, to terminate this Sublease or surrender possession of the premises demised hereby. If the Lessor does not exercise the aforesaid option, the term of this Sublease shall terminate simultaneously with the term of the Master Lease and each Sublessee hereby agrees to vacate the premises subleased on or before the effective date of termination of the Master Lease.


         SECTION 5. RENT.

                  (a) The annual base rent is as follows: (x) Eighty Nine Thousand Two Hundred Seventy Seven and 50/100 Dollars ($89,277.50) for the period commencing on the Commencement Date and ending twelve months following the Commencement Date; provided that the first month's payment shall be waived as set forth in Section 5(e) hereinbelow; (y) Seventy Six Thousand Six Hundred Twenty Nine and 85/100 Dollars ($76,629.85) for the period commencing on the first anniversary date of the Commencement Date and ending on the Termination Date. The base rent shall be defined herein as the "Base Rent." Base Rent is payable in equal monthly installments on the first day of each month.

                  (b) If the Commencement Date is not the first day of a calendar month, the next monthly installment of Base Rent due hereunder shall be prorated to the end of the calendar month next following the month in which said Commencement Date occurred, so that subsequent monthly installments of Base Rent will be due on the first days of calendar months throughout the term of this Sublease, except that the last monthly installment will be similarly prorated.

                  (c) For the purposes of clarification, the term "Rent" shall mean the Base Rent and all other amounts to be paid by Sublessees to Sublessor as set forth in the terms and provisions of this Sublease.

                  (d) Payment of Rent shall be sent to the Sublessor's address as set forth in Section 10(a) herein.

                  (e) If and so long as no Sublessee is in default under this Sublease on the Commencement Date, Sublessees shall be entitled to a rent credit in the amount of Seven Thousand Four Hundred Thirty Nine and 79/100 Dollars ($7,439.79) to be applied against the September 1998 monthly installment of Base Rent.


         SECTION 6. ELECTRICITY. The annual charge for electricity shall be Eight Thousand Two Hundred Forty One Dollars ($8,241.00) commencing on the Commencement Date and continuing throughout the term of the Lease. The annual charge for electricity is payable in equal, monthly installments of Six Hundred Eighty Six and 75/100 Dollars ($686.75) on the first day of each month.


         SECTION 7. RENT ESCALATIONS. Sublessee shall be responsible for any rent escalations to be payable under Section 42 of the Master Lease; provided that Sublessee shall only be liable for any amounts owing wherein the term "Base Tax Year" shall mean the fiscal year ending June 30, 1999. Any difference between the amount calculated under Section 42 of the Master Lease, and Sublessee's responsibility under this Section 7 shall be paid by Sublessor.


         SECTION 8. SECURITY DEPOSIT. Sublessees shall pay to Sublessor as a security deposit upon execution of this Sublease an amount equal to Fourteen Thousand Eight Hundred Seventy Nine and 58/100 Dollars ($14,879.58) as security for Sublessees' faithful performance of Sublessees' obligations hereunder (the "Security Deposit"). If Sublessees fail to pay Rent hereunder or to pay any other sums due or to perform any of the other terms and provisions of this Sublease or is otherwise in default or in breach hereunder, in each case after expiration of applicable notice and/or cure periods, Sublessor may use, apply or retain all or any portion of the Security Deposit in partial payment for sums it may in its discretion advance as a result of a default or breach by any Sublessee, or to apply toward losses or expenses Sublessor may suffer or incur as a result of any Sublessee's default or breach hereunder. If Sublessor uses or applies all or any portion of such Security Deposit, such application shall not be deemed a cure of any default or breach, and Sublessees shall within five (5) business days after written demand therefor deposit with Sublessor in cash an amount sufficient to restore the Security Deposit to its original sum of Fourteen Thousand Eight Hundred Seventy Nine and 58/100 Dollars ($14,879.58), and the failure of Sublessees to do so, after any applicable notice and cure period, shall be a material breach of this Sublease by Sublessees. Sublessor shall not be required to keep the Security Deposit separate from general accounts and shall have no obligation or liability for payment of interest on the Security Deposit. In the event that Sublessor assigns its interest in the Sublease, Sublessor shall deliver to its assignee so much of the Security Deposit as is then held by Sublessor. Within ten (10) business days after the Term has expired and no Sublessees is then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessees or to the last assignee, if any, of Sublessees' interest hereunder.


         SECTION 9. NO SET-OFF, DEDUCTIONS. Each Sublessee acknowledges and agrees that each Sublessee's obligations hereunder, including, without limitation, its obligations to pay all Rent payable hereunder, shall be absolute and unconditional under any and all circumstances and shall be paid without notice or demand and without any abatement, reduction, diminution, setoff, withholding, defense, counterclaim or recoupment whatsoever, including, without limitation, any of the foregoing due or alleged to be due to, or by reason of, any past, present or future claims which such Sublessee may have against Sublessor, the Lessor, or any other person or entity for any reason whatsoever; nor, except as otherwise expressly provided herein or in the Master Lease, shall this Sublease terminate, or the obligations of such Sublessee be otherwise affected, by reason of any interference with such use, operation or possession by any person or entity, or by reason of any failure by Sublessor to perform any of its obligations herein contained or by reason of any other indebtedness or liability, howsoever and whenever arising, of Sublessor, or of such Sublessee to any other Person, or by reason of any insolvency, bankruptcy or similar proceedings by or against Sublessor, or such Sublessee, or for any other reason whatsoever, whether similar or dissimilar to any of the foregoing, any present or future law to the contrary notwithstanding; it being the intention of the parties hereto that the Rent payable by Sublessee hereunder shall continue to be payable in all events and in the manner and at the times herein provided and as set forth in the Master Lease, without notice or demand, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Sublease; provided, that notwithstanding anything herein to the contrary, each Sublessee shall be permitted to make the appropriate abatement, reduction, diminution, setoff, withholding, defense, counterclaim or recoupment, in the event and only to the extent that (i) Sublessor shall be in default under the Master Lease or this Sublease and in each case after expiration of applicable notice and/or cure periods and (ii) to the extent that Sublessor shall be entitled to a rent abatement or offset under the Master Lease after the Commencement Date, then Sublessees shall be entitled to a corresponding abatement or offset to the payment of Rent.

         SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing. All notices and other communication hereunder shall be deemed to be given on the date of receipt if sent by hand delivery, or five (5) Business Days after mailing if sent by certified mail, return receipt requested. All such notices and other communications to a party hereto shall be addressed to such party at the following addresses, or such other addresses as the parties may designate in writing in a notice to the other party given in accordance with this Section 10:

                           a.       Notice to Sublessor:

                                    Discovery Laboratories, Inc.
                                    3359 Durham Road
                                    Doylestown, Pennsylvania 18901

                                    Attention:       Mr. Evan Myrianthopoulos
                                                     Vice President, Finance
                                    Telephone:       215-794-3064

                           b.       Notice to Sublessees:

                                    Milan Entertainment, Inc.
                                    Entertainment Management Group, Inc.
                                    Tobias Pieniek, P.C.
                                    509 Madison Avenue, Suite 1406
                                    New York, New York

                                    Attention:       Tobias Pieniek
                                    Telephone:       [             ]

                                    with a copy to

                                    Kane Kessler, P.C.
                                    1350 Avenue of the Americas
                                    New York, New York 10019

                                    Attention:       Eric P. Gonchar, Esq.


         SECTION 11. EFFECT OF THIS LEASE. This Sublease shall become binding and effective when it shall have been executed by each of Sublessor and each Sublessee and consented to by Lessor.


         SECTION 12. GOVERNING LAW AND CONSENT TO JURISDICTION. THIS SUBLEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF. Each party hereby irrevocably consents that any legal action or proceeding against it or any of its assets with respect to this Sublease may be brought in any jurisdiction where such party or any of its assets may be found, or in any court of the State of New York or any Federal court of the United States of America located in New York, New York, United States of America, or both, as the party bringing the action may elect, and by execution and delivery of this Sublease, each party hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified first class mail, postage prepaid, to such party at its address set forth in Section 10 hereof. The foregoing, however, shall not limit the rights of the party bringing the action to serve process in any other manner permitted by law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction. Each party further agrees that final judgment against such party in any action or proceeding in connection with this Sublease shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of such party's indebtedness. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Sublease brought in the County of New York, State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the County of New York, State of New York has been brought in an inconvenient forum.


         SECTION 13. MISCELLANEOUS. Any provision of this Sublease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or diminishing Sublessor's rights under the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Sublessee hereby waives any provision of law which renders any provision of this Sublease prohibited or unenforceable in any respect. No term or provision of this Sublease may be amended, altered, waived, discharged or terminated orally, but only by an instrument in writing signed by a duly authorized officer of the party against which the enforcement of the amendment, alteration, waiver, discharge or termination is sought. A waiver on any one occasion shall not be construed as a waiver on a future occasion. All of the covenants, conditions and obligations contained in this Sublease shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of Sublessor and Sublessees. The obligations of the Sublessees under this Sublease are the joint and several obligations of each Sublessee. This Sublease, the Master Lease and each related instrument, document, agreement and certificate collectively constitute the entire agreement of Sublessor and Sublessees with respect to the sublease of the Premises, and cancel and supersede any and all prior oral or written understandings with respect thereto. This Sublease may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.


         SECTION 14. SURVIVAL. The representations, warranties, covenants, agreements and indemnities of Sublessees set forth in this Sublease, and Sublessees' obligations hereunder, shall survive the expiration or other termination of this Sublease to the extent required for full performance and satisfaction thereof.

         SECTION 15. BROKERS. Each party represents that with respect to the sublease of the Premises neither Sublessees nor Sublessor have dealt or negotiated with any broker whatsoever except CB COMMERCIAL and COLLIERS ABR, INC. (collectively, the "Brokers"). Each party agrees to indemnify and hold the other party free and harmless from any expenses resulting from any claim made by any other broker claiming to have been retained by such party in connection with the transactions contemplated in this transaction. Sublessor shall pay the brokerage commission earned by the Brokers pursuant to a separate agreement. This provision shall survive the termination of this Sublease.


         SECTION 16. ASSIGNMENT. This Sublease may not be assigned or the sublet premises further sublet, in whole or in part, without the prior written consent of the Lessor under the Master Lease.


         SECTION 17. WAIVER OF JURY TRIAL. EACH SUBLESSEE AND THE SUBLESSOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SUBLEASE OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be duly executed by their duly authorized representatives as of the date first written above.


                                           DISCOVERY LABORATORIES, INC.




                                           By:      /s/ Evan Myrianthopoulos
                                              --------------------------------
                                           Name:  Evan Myrianthopoulos
                                           Title:  VP Finance



                                           MILAN ENTERTAINMENT, INC.




                                           By:      /s/ Tobias Pienek
                                              --------------------------------
                                           Name:  Tobias Peniek
                                           Title:  Secretary



                                           ENTERTAINMENT GROUP, INC.




                                           By:      /s/ Steven Flanders
                                              --------------------------------
                                           Name:  Steven Flanders
                                           Title:  President



                                           TOBIAS PIENIEK, P.C.




                                           By:      /s/ Tobias Peniek
                                              --------------------------------
                                           Name:  Tobias Peniek
                                           Title:  President

LESSOR'S CONSENT TO SUBLEASE

The undersigned ("Lessor"), lessor under the Master Lease, hereby consents to the foregoing Sublease without waiver of any restriction in the Master Lease concerning further assignment or subletting. Lessor certifies that, as of the date of Lessor's execution hereof, Sublessor is not in default or breach of any of the provisions of the Master Lease, and that the Master Lease has not been amended or modified except as expressly set forth in the forgoing Sublease.

509 MADISON AVENUE ASSOCIATES



By:
   --------------------------------
Name:
Title:
Date: